                             THE MEDITRUST COMPANIES
                                   EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT
                        REGISTRANT: MEDITRUST CORPORATION
                             AS OF DECEMBER 31, 2000


                                                                                State of
Name                                                                            Incorporation
-----------------------------------------------------------------               ------------------

Meditrust Hotel Group, Inc.                                                     Delaware
La Quinta - Wichita Kansas No. 532 Ltd.                                         Texas
LQ West Bank Joint Venture - 1982                                               Texas
La Quinta Investments, Inc.                                                     Delaware
LQ Investments I                                                                Texas
LQ Investments II                                                               Texas
LQ - LNL, L.P.                                                                  Texas
LQ - East Irvine, J.V.                                                          California
LQ Baton Rouge, L.P.                                                            Texas
LQ Motor Inn Venture Austin No. 530                                             Texas
La Quinta San Antonio South J.V.                                                Texas
La Quinta Denver Peoria Street Ltd.                                             Texas
LQ - Big Apple Joint Venture                                                    Texas
La Quinta Inns of Lubbock, Inc.                                                 Texas
La Quinta Inns of Puerto Rico, Inc.                                             Delaware
La Quinta Plaza                                                                 Texas
La Quinta Inns de Mexico S.A. de C.V.                                           Mexico
La Quinta Financial Corp.                                                       Texas
La Quinta Realty Corp.                                                          Texas
LQI Acquisition Corp.                                                           Delaware
La Quinta Motor Inns, L.P.                                                      Delaware
La Quinta Development Partners, L.P.                                            Delaware
LQM Operating Partners, L.P.                                                    Delaware
Meditrust Healthcare Corporation                                                Delaware
TeleMatrix, Inc.                                                                Florida
New Meditrust Company LLC                                                       Delaware
MT Limited I LLC                                                                Delaware
T and F Properties, LP                                                          Delaware
MT General LLC                                                                  Delaware
Meditrust of Bedford, Inc.                                                      Delaware
Meditrust of Kansas, Inc.                                                       Kansas
Meditrust Mortgage Investments, Inc.                                            Delaware
Meditrust Finance Corporation                                                   Delaware
Meditrust Financial Services Corporation                                        Delaware
Meditrust of Massachusetts                                                      Massachusetts
Meditrust Management Company                                                    Massachusetts
Meditrust Acquisition Company LLC                                               Delaware
Meditrust of the UK, Inc.                                                       Delaware
Meditrust of California, Inc.                                                   Delaware
San Joaquin Healthcare Associates, L.P.                                         Delaware

                             THE MEDITRUST COMPANIES
                                   EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT
                     REGISTRANT: MEDITRUST OPERATING COMPANY
                             AS OF DECEMBER 31, 2000


                                                                                State of
Name                                                                            Incorporation
-----------------------------------------------------------------               ------------------
The La Quinta Company                                                           Delaware
TeleMatrix Equipment LLC                                                        Florida
La Quinta Inns, Inc.                                                            Delaware
MOC Holding Company                                                             Delaware